                                                                    EXHIBIT a(4)

                            NORTHSTAR VARIABLE TRUST

                CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST
                          AND REDESIGNATION OF SERIES

The undersigned being all of the trustees of the Northstar Variable Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Section 8.3 and
Section 5.11 of the Trust's Declaration of Trust dated December 17, 1993, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to redesignate each existing series of the Trust, as follows:

         1. The five (5) existing Series of the Trust are redesignated as follows:

                  (a) The "Northstar Growth Fund" is redesignated the "NORTHSTAR VARIABLE TRUST GROWTH PORTFOLIO".

                  (b) The "Northstar High Yield Bond Fund" is redesignated the "NORTHSTAR VARIABLE TRUST HIGH YIELD BOND PORTFOLIO".

                  (c) The "Northstar Income and Growth Fund" is redesignated the "NORTHSTAR VARIABLE TRUST INCOME AND GROWTH PORTFOLIO".

                  (d) The "Northstar International Value Fund" is redesignated the "NORTHSTAR VARIABLE TRUST INTERNATIONAL VALUE PORTFOLIO".

                  (e) The "Northstar Multi-Sector Bond Fund" is redesignated the "NORTHSTAR VARIABLE TRUST MULTI-SECTOR BOND PORTFOLIO".

IN WITNESS WHEREOF, the undersigned have this day signed this Certificate of Amendment of Declaration of Trust.

Dated: November 12, 1997

/s/ John G. Turner                            /s/ Mark L. Lipson
---------------------------------             ---------------------------------
    John G. Turner                                Mark L. Lipson

/s/ Paul S. Doherty                           /s/ Robert B. Goode, Jr.
---------------------------------             ---------------------------------
    Paul S. Doherty                               Robert B. Goode, Jr.

/s/ David W. Wallace                          /s/ Walter May
---------------------------------             ---------------------------------
    David W. Wallace                              Walter May

/s/ David W.C. Putnam                         /s/ Alan I. Gosule, Esq.
---------------------------------             ----------------------------------
    David W.C. Putnam                             Alan I. Gosule, Esq.

/s/ John R. Smith
---------------------------------
    John R. Smith